Friedman Billings Ramsey 2005 Investor Conference

Certain statements made during this presentation are forward-looking and are subject to risks and uncertainties. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made during this presentation. When we use the words "believe," "expect," "anticipate," "plan," "will," "intend" or other similar expressions, we are identifying forward-looking statements. The forward-looking statements made during this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Safe Harbor

Unique Healthcare REIT Net Leased Medical Facilities (generally require physician order for admittance) Regional and Community Hospitals Medical Rehabilitation Hospitals Long-Term Acute Care Hospitals Women's and Children's Hospitals Ambulatory Surgery Centers Other Single Discipline Facilities Mix of Existing and New Construction Local Community and Physician Support Opportunistic Investments Through TRS

Demand for health care services is increasing due to the aging of the population. Health care spending is growing relative to the general economy. Many facilities are aging and inefficient; being replaced to keep pace in the healthcare marketplace. An increasing emphasis on hospital and physician partnerships. Healthcare Trends Are Favorable for MPT

MPT Positioned To Meet Growing Demand For Health Care Services 65 and Over Pct of U.S. Population 1950 12256850 0.082 1960 16207237 0.09 1970 20065502 0.099 1980 25549427 0.113 1990 31078895 0.125 2000 34991753 0.124 2010 40243713 0.13 2020 54631891 0.163 2030 71453471 0.197 2040 80049634 0.204 2050 86705637 0.207 Persons 65 and Over as Pct. of Total U.S. Population Growth in the Number of Persons 65 and Over By 2030, one out of five persons will be at least age 65 and the elderly will comprise over 20% of the total population During 2010 to 2030, the elderly population will increase 76% from 39.4 million to 69.4 million U.S. Census Bureau

Hospital Usage is Heavily Influenced by the Composition Of The Population Under 15 Years 40.8 15-44 Years 82.7 45-64 Years 116.9 65 Years and Over 370.4 Rate of Discharges Per 1,000 Population Age Group National Center Health Statistics Seniors use hospitals at a significantly higher rate than other age groups Aging of the population will increase the demand for health care services

Health Care Spending Continues and Will Fuel MPT Growth In 2003, $1.7 trillion was spent on health care in the U.S. This is expected to increase to $3.6 trillion by 2014. Spending on health care currently accounts for about 15 percent of GDP. By 2014, health care will account for 18.7 percent of GDP Spending on hospital services over the past 10 years has grown 61%. Centers for Medicare and Medicaid (CMS)

Medicare Spending Is Growing Hospital Care Representing 40% GDP 1966 1.8 1975 16.3 1985 71.8 1991 120.9 1993 148.3 1995 182.7 1997 209.5 1999 213.5 2001 246.5 2003 280.9 2005 309.3 Total Medicare Spending, 1966-2005 ($ in billions; figures for 2003 and beyond are projections) No Slow Down in Medicare Spending Medicare is the largest public health insurance program in the U.S., providing the major source of health care coverage for elderly and disabled persons Centers for Medicare and Medicaid (CMS)

MPT's Disciplined Underwriting Experienced management team with real estate and health care expertise Markets with attractive demographics and growth characteristics Physician involvement and partnerships where applicable Tenant/operator strength and experience

MPT's Disciplined Underwriting Facility profitability (historic and projected) Occupancy and patient / payor mix Fixed charge (lease coverage) ratios Replacement cost analysis / financial analysis / appraisals Carefully monitor the construction process

Key Measures Since April 2004 Average unleveraged base yield of 10.28% Plus average annual increases of > 2.4% or CPI Plus percentage rents (where applicable) Fully invested ROE approaching 14% Embedded annual growth in each lease $0.72 annualized 4Q05 dividend $233 million from 144A Private Placement $129 million from IPO $362 million in equity proceeds Net Proceeds Investments Significant Unleveraged Yields Substantial ROE & Dividend Growth $326 million in operating properties $142 million under construction $ 97 million committed pipeline $565 million invested and committed

MPT's Portfolio is Uniquely Different From Other Healthcare REITs Source: Other REITS represent current portfolios of 12 Health Care REITS MPT: Properties which have closed or under commitment MPT Concentrates Solely on Acute Care, Inpatient Rehab and Long-Term Acute Care Hospitals Other Health Property Type MPT Care REITs Acute Care Hospitals 42% 3% LTACH/Sub-Acute 32% <1% Inpatient Rehab 21% 1% Medical Office Building 5% 12% SNF/LTC 0% 42% Assisted Living/Retirement 0% 40%

MPT Portfolio



MPT Properties
Under Commitment/Pending Close
Thornton, CO 117-Beds 54-Bed LTACH, 32 SNF & 31 Psych
Redding, CA LTACH
Kentfield, CA 60-Bed IRF
Fresno, CA 62-Bed IRF
Desert Valley Victorville, CA 83-Bed Hospital
Chino Valley Hospital
Desert Valley MOB 50k sf
Bensalem, PA Buck's County 24-Bed Women's Hospital and MOB
New Bedford, MA 90-Bed LTACH
Marlton, NJ 76-Bed IRF
Monroe Hospital 32-Beds
Bowling Green, KY 60-Bed IRF
Gulf States LTAC Hospitals
Hammond 40 LTACH Beds
North Cypress General Hospital 64-Bed Hospital
Houston Town & Country MOB 114K sf
Houston Town & Country Hospital 105-Bed Hospital
WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
HI
AK

MPT Portfolio 1st Qtr Rehab Hospitals 0.21 LTAC Hospitals 0.32 General Hospitals 0.42 MOBs 0.05 Based on properties owned and under commitment as 11/2005. Also includes loans. 1st Qtr Rehab Hospitals 0.22 LTAC Hospitals 0.16 General Hospitals 0.58 MOBs 0.04 Percent Distribution by Property Type Percent Distribution by Purchase Price

MPT Investments Quarter Ending 9/30/2004 12/30/2004 3/31/2005 6/30/2005 9/30/2005 Cost of Income Producing Investments 175596080 177596264 197870306 236120306 326074000 Cost of Income Producing Investments and Committed Development Projects 63954429 63954429 63954429 128081694 141897000 $239,551 $241,551 $261,825 $364,103 $467,971

Total Revenue Per Quarter 9/30/2004 5039072 12/30/2004 5854387 3/31/2005 6480528 6/30/2005 7241777 9/30/2005 8205000 16.2% 10.7% 11.7% 13.3% Quarter Ending Total Revenue Per Quarter and Percent Increase From Prior Quarter

MPT Funds From Operations Per Quarter and Percent Increase From Prior Quarter Adjusted Funds from Operations 9/30/2004 3561702 12/30/2004 4094009 3/31/2005 4434664 6/30/2005 5353807 9/30/2005 6426000 Quarter Ending 14.9% 8.3% 20.7% 20.0%

MPT Funds From Operations Per Diluted Share Adjusted Funds from Operations 9/30/2004 0.14 12/30/2004 0.15 3/31/2005 0.17 6/30/2005 0.21 9/30/2005 0.17 Quarter Ending

Dividend History Track record of declaring dividends each quarter since our first full quarter of operations Policy of limiting dividends to annual adjusted funds from operations Growing dividend - 8% current annualized return on recent prices Q4 2005 (Declared) $0.18/share Q3 2005 $0.17/share Q2 2005 $0.16/share Q1 2005 $0.11/share Q4 2004 $0.11/share Q3 2004 $0.10/share

Expected Future Operations 4Q05 expected net income.......... $0.18 - $0.21 4Q05 expected FFO.................. $0.19 - $0.22 Expected acquisitions in 4Q05..... $100 million Expected 2006acquisitions... $200 - $300 million

2006 Growth Expectations First full quarter of operations of Town and Country Hospital in 1Q06 Expected 4Q05 acquisitions effective for all of 06 Commencement of operations for $141 million in projects currently under construction Escalations effective January 1, 2006 Expected $200 - $300 million in 2006 acquisitions Potential refinancing by Vibra Healthcare

Vibra Transaction Real Estate $127.4 million, six hospital portfolio purchased 3Q04 (4 Rehab; 2 LTAC) 465 total beds located in 5 states 15-year leases, 10.25% initial lease rate, plus 2.5% annual rent increases Acquisition Loan $41.4 million loan to Vibra at 10.25% Lease rate increases to 12.23% rate beginning 3Q05 Percentage rents - 2% over $110 million in revenue

Peer Group Metrics (12 Publicly Traded Healthcare REITs) Peer Group (median at 11/25/05) 2005 FFO multiple....................... 12.6X Dividend yield............................ 6.5% Medical Properties Trust, Inc. 2005 FFO multiple (midpoint 4Q05; $8.80).. 10.7X Dividend yield ($0.18/share; $8.80)........... 8.2%

Friedman Billings Ramsey 2005 Investor Conference